Exhibit 32(a)


                       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
          AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report on Form 10-Q of Con-way Inc. (the "Company") for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas W. Stotlar, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

           (1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

           (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


        Dated:  May 8, 2006




        /s/  Douglas W. Stotlar
        -------------------------
        Name: Douglas W. Stotlar
        Title:Chief Executive Officer






                                                                 Exhibit 32(b)

                       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
          AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report on Form 10-Q of Con-way Inc. (the "Company") for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin C. Schick, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sectio 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

           (1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

           (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


        Dated:  May 8, 2006



        /s/  Kevin C. Schick
        -------------------------
        Name: Kevin C. Schick
        Title:Chief Financial Officer